Exhibit 23(o)

POWER OF ATTORNEY

              I, Ryan Hanna, the undersigned trustee of Simple Capital Trust, hereby constitute and appoint Oriosto Medrano Santana and Barry McNeil, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and in my capacity as trustee of Simple Capital Trust and any Series thereof: (i) any Registration Statement on Form N-1A or Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by Simple Capital Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission or any state securities commission or foreign country regulatory body and filed by or with respect to Simple Capital Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in my capacity as trustee to enable Harbor Fund to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, the laws of any state securities commission or foreign country regulatory body and thereunder, hereby ratifying and confirming my signature as it may from this date forward be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 11th day of February, 2007.

/s/ Ryan Hanna

Ryan Hanna

POWER OF ATTORNEY

              I, Peter Delaney, the undersigned trustee of Simple Capital Trust, hereby constitute and appoint Oriosto Medrano Santana and Barry McNeil, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and in my capacity as trustee of Simple Capital Trust and any Series thereof: (i) any Registration Statement on Form N-1A or Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by Simple Capital Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission or any state securities commission or foreign country regulatory body and filed by or with respect to Simple Capital Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in my capacity as trustee to enable Harbor Fund to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, the laws of any state securities commission or foreign country regulatory body and thereunder, hereby ratifying and confirming my signature as it may from this date forward be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 11th day of February, 2007.

/s/ peter Delaney

Peter Delaney

POWER OF ATTORNEY

              I, Jose P. Sanchez, the undersigned trustee of Simple Capital Trust, hereby constitute and appoint Oriosto Medrano Santana and Barry McNeil, and each of them acting singly, to be my true, sufficient and lawful attorneys, with full power to each of them and each of them acting singly, to sign for me, in my name and in my capacity as trustee of Simple Capital Trust and any Series thereof: (i) any Registration Statement on Form N-1A or Form N-14 or any other applicable registration form under the Investment Company Act of 1940, as amended, and/or under the Securities Act of 1933, as amended, and any and all amendments thereto filed by Simple Capital Trust, (ii) any application, notice or other filings with the Securities and Exchange Commission or any state securities commission or foreign country regulatory body and filed by or with respect to Simple Capital Trust, and (iii) any and all other documents and papers relating thereto, and generally to do all such things in my name and on behalf of me in my capacity as trustee to enable Harbor Fund to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, the laws of any state securities commission or foreign country regulatory body and thereunder, hereby ratifying and confirming my signature as it may from this date forward be signed by said attorneys or each of them to any and all Registration Statements and amendments to said Registration Statement.

         IN WITNESS WHEREOF, I have hereunder set my hand on this 11th day of February, 2007.

/s/ Jose P. Sanchez

Jose P. Sanchez